                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            -------------------------------------------------------
                  (Originator of the Trust referred to herein)

                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
            -------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

         United States                    333-7575               22-2382028
------------------------------    ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

   802 Delaware Avenue, Wilmington, Delaware 19801
   -----------------------------------------------        ------------
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5. Other Events:

         Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

         On October 16, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the cotes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits    Description
             --------    -----------

             20.1 Monthly statement to certificateholder with respect to the October 16, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2000

                                                   By: THE CHASE MANHATTAN BANK,
                                                   USA, NATIONAL ASSOCIATION
                                                   as Servicer


                                                   By: /s/ Patricia Garvey
                                                   -----------------------------
                                                   Name:  Patricia Garvey
                                                   Title: Vice President

                                                   INDEX TO EXHIBITS
                                                   -----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Statement to Certificateholders dated
                                        October 16, 2000  delivered  pursuant to
                                        Section 5.8 of the Sale and  Servicing
                                        Agreement dated as of December 1, 1996.